CONSENT AND LETTER OF TRANSMITTAL
CHARYS HOLDING COMPANY, INC.
Solicitation of Consents to Consent and Amendment to Indenture

CUSIP Nos.
161420AA2 and 161420AB0

Pursuant to the Solicitation of Consents to Consent and Amendment to Indenture Solicitation Statement dated June 25, 2007

The Depositary for the Consents is:
The Bank of New York Trust Company, N.A.
Corporate Trust Operations
Reorganization Unit
101 Barclay Street - 7E
New York, New York 10286
Attention:  Randolph Holder

By Facsimile Transmission:
(For Eligible Institutions only)
(212) 298-1915
Confirm Facsimile Transmission
by Telephone:
(212) 815-5098

This Solicitation of Consents begins on the effective date of the Consent Solicitation Statement dated June 25, 2007 (the “Statement”) and will terminate, if not sooner terminated, at 5:00 p.m., New York City time, on July 10, 2007, unless extended, with or without notice, until 5:00 p.m., New York City time, on July 24, 2007, unless on or prior to either of such dates (the “Consent Date”) Consents have been received representing a majority in aggregate principal amount of the Notes then outstanding (currently $201,250,000) (the “Requisite Consents”).  However, at any time before the Consent Date, the Company may terminate the solicitation of Consents.  Only Holders of record as of June 25, 2007 are entitled to deliver Consents.

Delivery of this Consent and Letter of Transmittal (this “Consent and Letter of Transmittal”) to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

Capitalized terms used and not otherwise defined herein have the meanings given to them in the Statement (as the same may be amended or supplemented from time to time and together with this Consent and Letter of Transmittal, the “Consent Documents”).

This Consent and Letter of Transmittal is to be completed by a Holder desiring to deliver Consents.

IN ORDER TO BE EFFECTIVE, HOLDERS MUST DELIVER, AND NOT REVOKE, THEIR CONSENTS PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CONSENT DATE.

DELIVERY OF CONSENTS PURSUANT TO THIS CONSENT AND LETTER OF TRANSMITTAL PRIOR TO THE CONSENT DATE WILL BE CONSIDERED DELIVERY OF THE CONSENT OF THE HOLDER TO THE PROPOSED CONSENT AND AMENDMENT.  DELIVERED CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CONSENT DATE.

List below the Notes to which this Consent and Letter of Transmittal relates. The Notes have been assigned a unique CUSIP number.  Please confirm you have entered the information regarding your Notes in the appropriate table by comparing the CUSIP number printed on the certificates representing your Notes to the CUSIP number appearing on the top of the table.  If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.  No alternative, conditional or contingent deliveries will be accepted.

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented

If not already printed above, the name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing Notes with respect to the Consents delivered or, if delivered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Notes.

The Solicitation of Consents is not being made to, and no delivery of Consents will be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of such solicitation of Consents would not be in compliance with the laws of such jurisdiction.

Intentionally Left Blank.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby delivers to the Company, pursuant to the Solicitation of Consents, upon the terms and subject to the conditions set forth in the Consent Documents, receipt of which hereby is acknowledged, consents to the proposed Consent and Amendment pursuant to the solicitation of Consents, as set forth in the Consent Documents.  The undersigned represents and warrants that the undersigned has read the Consent Documents and agrees to all of the terms and conditions herein and therein.

Subject to the conditions of the Consent Documents, the undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to the Consents, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver to the Company this Consent and Letter of Transmittal as evidence of the consent of the undersigned to the Consent and Amendment and as certification that the Requisite Consents to the Consent and Amendment duly executed by Holders have been received, if this Consent and Letter of Transmittal is received by the Depositary prior to 5:00 p.m., New York City time, on the Consent Date all in accordance with the terms and conditions of the Solicitation of Consents as described in the Statement.

The undersigned acknowledges and agrees that a delivery of Consents pursuant to the Solicitation of Consents and in accordance with any of the procedures described in the Statement and in the instructions hereto and an acceptance of such Consents by the Company constitutes a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Statement.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned is consenting to the Consent and Amendment as permitted by the Indenture effecting such Consent and Amendment.

The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is validly revoked in accordance with the procedure set forth in the Statement, or unless the Solicitation of Consents is not completed as described in the Statement.  The undersigned further understands that the Consents may be revoked at any time prior to 5:00 p.m., New York City time, on the Consent Date.

The undersigned hereby represents, warrants, and covenants that:

•	The undersigned has full power and authority to deliver the Consents contained herein;

•	The undersigned is a Holder of the Note(s) as of June 25, 2007 (the “Record Date”); and

•
The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete, perfect or evidence the undersigned’s Consent to the Consent and Amendment.

No authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation or Consent of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Notes.

In consideration for the Solicitation of Consents, the undersigned hereby unconditionally, irrevocably and forever waives, releases, discharges and agrees not to sue the Company or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under United States federal securities laws in connection with the Solicitation of Consents), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company as a result of or in any manner related to:

•	The undersigned’s delivery of any Consents pursuant to the Solicitation of Consents; or

•	The effectiveness or impact of the Consent and Amendment.

Intentionally Left Blank.

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all delivering Holders)

By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby delivers the Consents as described in the Statement.

Signature(s):

(Must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the Notes with respect to which a Consent is solicited, if the Consents are delivered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Consents.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title.)

Dated:

Name(s):
(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

______________________

Medallion Signature Guarantee

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:

[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Solicitation of Consents

1.           Signatures on Consent and Letter of Transmittal.  If this Consent and Letter of Transmittal is signed by the Holder(s) of the Notes, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.  If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of such Consents.  Only Holders of record as of June 25, 2007 are entitled to deliver Consents.

If any of the Notes are registered in the name of two or more Holders, all such Holders must sign this Consent and Letter of Transmittal.  If any of the Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal as there are different registrations of certificates.

If this Consent and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes, no separate instruments of consents are required.  If the Consents delivered hereby relate to Notes which are registered in the name of a person other than the signer of this Consent and Letter of Transmittal, such Consents must be accompanied by a properly completed power of attorney from the Holder, with signatures on the power of attorney guaranteed by an Eligible Institution as described below.

2.           Signature Guarantees.  Signatures on this Consent and Letter of Transmittal must be guaranteed by a member or participant in a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, or any other “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (each an “Eligible Institution”), unless the Consents delivered by this document are delivered (i) by the Holder(s) of the Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Consents) or (ii) for the account of an Eligible Institution.  If the Consents delivered relate to Notes registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Consents not delivered are to be returned to a person other than the Holder, then the signature on this Consent and Letter of Transmittal accompanying the Consent must be guaranteed by an Eligible Institution as described above.  A beneficial owner who’s Notes are registered in the name of a custodian bank, depositary, broker, trust company or other nominee must contact such bank, depositary, broker, trust company or other nominee if they desire to deliver Consents with respect to Notes so registered.

3.           Requests for Assistance or Additional Copies.  Holders of Notes who wish to obtain additional copies of the Statement or this Consent and Letter of Transmittal or have questions about the Solicitation of Consents or procedures for accepting the Solicitation of Consents or delivering Consents should call either of the Depository or the Information Agent at its telephone numbers set forth in this Consent and Letter of Transmittal.  The Information Agent is Michael Oyster, a vice president and director of the Company.

In order to deliver a Consent, a Holder should send or deliver a properly completed and signed Consent and Letter of Transmittal, and any other required documents to the Depositary at its addresses set forth below.

The Depositary for the Solicitation of Consents is:
The Bank of New York Trust Company, N.A.
Corporate Trust Operations
Reorganization Unit
101 Barclay Street - 7E
New York, New York 10286
Attention:  Randolph Holder

By Facsimile Transmission:
(For Eligible Institutions only)
(212) 298-1915
Confirm Facsimile Transmission
by Telephone:
(212) 815-5098

Additional copies of the Statement or this Consent and Letter of Transmittal may be obtained from the Information Agent at its address and telephone numbers set forth below.  Beneficial owners may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Statement.

The Information Agent for the Solicitation of Consents is:
Michael Oyster
1117 Perimeter Center West
Suite N415
Atlanta, Georgia 30338
(678) 443-2300